Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as

adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned of Life Storage, Inc. (the “Company”) does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)

The report on Form 10-K of the Company for the annual period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2020

/S/ Joseph V. Saffire
Joseph V. Saffire
Chief Executive Officer

/S/ Andrew J. Gregoire
Andrew J. Gregoire
Chief Financial Officer